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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 2, 1999

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                       NATIONAL EQUIPMENT SERVICES, INC.
             (Exact name of registrant as specified in its charter)

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        Delaware                    1-14163                  36-4087016
     (State or other            (Commission File            (IRS Employer
      jurisdiction                  Number)              Identification No.)
    of incorporation)

 1603 Orrington Avenue, Suite #1600
         Evanston, Illinois                               60201
   (Address of principal executive                     (Zip Code)
              offices)

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  Registrant's telephone number, including area code: (847) 733-1000

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Item 7. Financial Statements and Exhibits

    (a) Financial Statements of Businesses Acquired.

     The financial statements required by Item 7(a) relating to the acquisition of the business of The Plank Companies, L.P., a Delaware limited partnership, and Plank Management, Inc., a Texas corporation (collectively, the "Plank Companies"), described in Item 2 of Form 8-K of National Equipment Services, Inc., dated August 17, 1999, are filed as
  Exhibit 99.2 and incorporated herein by this reference.

    (b) Pro Forma Financial Information.

     The unaudited pro forma financial information required by Item 7(b) relating to the acquisition of the business of the Plank Companies described in Item 2 of Form 8-K of National Equipment Services, Inc., dated August 17, 1999, is filed as Exhibit 99.3 and incorporated herein by this reference.

     The unaudited pro forma combined financial statements have been prepared for comparative purposes only and do not purport to be indicative of the results which would have been achieved had the acquisition been purchased as of the assumed dates, nor are the results indicative of the Company's future results.

    (c) Exhibits

      2.1      Purchase Agreement, dated as of July 31, 1999, by and among The
               Plank Companies, L.P., The Plank Companies, Inc., Plank
               Management, Inc., Michael J. Plank and NES Shoring Acquisition,
               Inc.*

     23.1      Consent of PricewaterhouseCoopers.

     99.1      Press Release dated August 11, 1999.*

     99.2      Financial Statements of The Plank Company, L.P.

     99.3      Unaudited Pro Forma Financial Information.

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*  Previously filed.

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                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          National Equipment Services, Inc.

                                                 /s/ Paul R. Ingersoll
                                          By:__________________________________
                                             Name:Paul R. Ingersoll
                                             Title:Senior Vice President and
                                              Secretary

Dated: October 18, 1999

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